UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024

INCEPTION GROWTH ACQUISITION LIMITED

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41134	86-2648456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

875 Washington Street New York, NY	10014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 636-6638

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of a share of common stock	IGTAU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	IGTA	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	IGTAW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth of one share of common stock	IGTAR	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on September 12, 2023, Inception Growth Acquisition Limited (“IGTA”), entered into that certain Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with IGTA Merger Sub Limited, a British Virgin Islands company and wholly owned subsidiary of IGTA (“Merger Sub” or “Pubco”), AgileAlgo Holdings Ltd., a British Virgin Islands company (“AgileAlgo”), and certain shareholders of AgileAlgo which provides for a business combination between IGTA and AgileAlgo (the “Business Combination”). At the effective time of the Business Combination pursuant to the Business Combination Agreement, IGTA will merge into Pubco, and AgileAlgo will become a subsidiary of Pubco.

Sponsor Loan Conversion Agreement

On October 22, 2024, Inception Growth and Merger Sub entered into a Loan Conversion Agreement (the “Sponsor Loan Conversion Agreement”) with Soul Venture Partners LLC (the “Sponsor”), the sponsor in IGTA’s initial public offering (the “IPO”), pursuant to which (i) all loans provided by the Sponsor to IGTA to cover various expenses related IGTA’s IPO and business combination efforts (some of which were evidenced by certain promissory notes), and (ii) the aggregate amount owed by IGTA to the Sponsor (i.e. monthly fee of $10,000) for administrative services provided from the IPO to the closing of the Business Combination (the “Closing”), shall automatically convert into an aggregate of 240,000 PubCo Ordinary Shares (the “Conversion Shares”) upon the Closing.

Satisfaction and Discharge of Indebtedness Agreement

On October 22, 2024, Inception Growth, Merger Sub and AgileAlgo entered into an agreement for satisfaction and discharge of indebtedness (the “Discharge Agreement”) with EF Hutton LLC (f/k/a EF Hutton, division of Benchmark Investments, LLC) (“EF Hutton”), the underwriter of the IPO.

Pursuant to the Underwriting Agreement in relation to the IPO, upon the completion of the Business Combination, EF Hutton is entitled to a deferred underwriting commission (“Deferred Commission”), which is the greater of $1,000,000 or 2.5% of the remaining cash in IGTA’s Trust Account, capped at $2,250,000. Now under the Discharge Agreement, instead of receiving the full Deferred Commission in cash at the Closing, EF Hutton will accept (i) 50,000 PubCo Ordinary Shares (the “EF Hutton Shares”), valued at $500,000, to be issued on or before Closing, and (ii) a promissory note to be issued by Merger Sub for $500,000 (the “EF Hutton Note”). Merger Sub will issue the EF Hutton Note at the Closing, which stipulates, among other things, that the EF Hutton Note will mature on the later of (i) thirteen (13) months from the date of the EF Hutton Note and (ii) ninety-two (92) days after the termination of the “Convertible Promissory Notes,” as defined in the Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., as set forth in Section 7.23(d) of the SEPA. After the termination of the Convertible Promissory Notes pursuant to the SEPA, then upon the closing of one or more financings from the sale of any equity, equity derivative or debt instruments of Merger Sub and/or any of its indirect or direct subsidiaries (a “Financing”), Merger Sub and/or its legal successor shall be responsible to wire or cause to be wired fifteen percent (15%) of the generated aggregate gross proceeds to the bank account of Holder (pursuant to the wire instructions provided by Holder in writing to the Company) as a required payment (or payments) towards this Note, and such wires in aggregate not exceeding the amount owed under this Note. The EF Hutton Note will be subordinated to all obligations of Merger Sub under the SEPA and related documents. The SEPA is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on October 7, 2024.

The foregoing description of the Sponsor Loan Conversion Agreement, the Discharge Agreement and the EF Hutton Note does not purport to be complete and is qualified in its entirety by the full text of the Sponsor Loan Conversion Agreement, the Discharge Agreement and the EF Hutton Note, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and in each case are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Pubco has filed a registration statement on Form S-4 (the “Registration Statement”) that contains a proxy statement of IGTA and a prospectus for registration of shares and securities of Pubco. The Registration Statement has not been declared effective by the SEC. Following and subject to the Registration Statement being declared effective by the SEC, its definitive proxy statement/prospectus would be mailed or otherwise disseminated to IGTA’s stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF IGTA ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IGTA, PUBCO, AGILEALGO, THE PROPOSED BUSINESS COMBINATION, AND RELATED MATTERS. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Pubco and IGTA with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by IGTA by directing a written request to: Inception Growth Acquisition Limited, 875 Washington Street, New York, NY 10014.

Participants in the Solicitation

IGTA, AgileAlgo and each of their respective directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the shareholders of IGTA with respect to the proposed Business Combination and related matters. Information about the directors and executive officers of IGTA, including their ownership of shares of IGTA common stock, is included in the Registration Statement, in IGTA’s Annual Report on Form 10-K, which was filed with the SEC on June 3, 2024, and in its Quarterly Report on Form 10-Q which was filed with the SEC on August 13, 2024. Additional information regarding the persons or entities who may be deemed participants in the solicitation of proxies from IGTA stockholders, including a description of their interests in the proposed Business Combination by security holdings or otherwise, are included in the Registration Statement and other relevant documents to be filed with the SEC when they become available.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of common stock of IGTA or ordinary shares or securities of Pubco, or a solicitation of any vote or approval, nor shall there be any sale of shares of common stock, ordinary shares or securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. No offering of securities in connection with the proposed business combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the proposed Business Combination and financing transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed Business Combination and transactions, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the closing of any financing in connection with the proposed Business Combination, including in connection with the Financing Agreements, the expected management and governance of Pubco, and the expected timing of the transactions of the Business Combination and any financing. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Sponsor Loan Conversion Agreement dated October 22, 2024 by and among IGTA, Merger Sub and the Sponsor
10.2	Satisfaction and Discharge of Indebtedness Agreement dated October 22, 2024 by and among IGTA, Merger Sub, AgileAlgo and EF Hutton
10.3	Form of Promissory Note to be issued by Merger Sub to EF Hutton
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INCEPTION GROWTH ACQUISITION LIMITED

By:	/s/ Cheuk Hang Chow
Name:	Cheuk Hang Chow
Title:	Chief Executive Officer

Date: October 22, 2024

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